MFS(R) TOTAL RETURN FUND

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Managers section of the prospectus is hereby restated as follows:

Portfolio Managers

The fund is managed by a team of portfolio managers, headed by David M. Calabro. The team is comprised of Kenneth J. Enright, Steven R. Gorham, Constantinos G. Mokas and Michael W. Roberge, each a Senior Vice President of the adviser, and William J. Adams, Alan T. Langsner, Brooks Taylor, Edward B. Baldini and Katrina Mead, each a Vice President of the adviser. Mr. Calabro has been a portfolio manager of the adviser since 1995 and has been employed in the investment management area of the adviser since 1992. Mr. Enright has been a portfolio manager of the fund since 1999 and has been employed in the investment management area of the fund since 1986. Mr. Gorham has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1992. Mr. Mokas has been a portfolio manager of the fund since 1998 and has been employed in the investment management area of the adviser since 1990. Mr. Roberge has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1996. Mr. Adams has been a portfolio manager of the fund since February 2004 and has been employed in the investment management area of the adviser since 1997. Mr. Langsner has been a portfolio manager of the fund since July 1, 2004 and has been employed in the investment management area of the adviser since 1999. Mr. Taylor has been a portfolio manager of the fund since February 2004 and has been employed in the investment management area of the adviser since 1996. Mr. Baldini has been a portfolio manager of the fund since July 1, 2004, and has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Mr. Baldini was a Senior Vice President at Scudder Kemper Investments. Ms. Mead has been a portfolio manager of the fund since July 1, 2004 and has been employed in the investment management area of the adviser since 1997.

As members of the portfolio management team, Mr. Baldini and Ms. Mead generally contribute to the day-to-day management of the fund's portfolio through such means as advising as to portfolio construction, assessing portfolio risk, managing daily cash flows in accordance with portfolio holdings as well as advising as to making investment decisions during periods when other portfolio management team members are unavailable, but do not generally determine which securities to purchase or sell for the fund. The degree to which Mr. Baldini and Ms. Mead may perform these functions, and the nature of these functions, may change from time to time.

Team members may change from time to time, and a current list of team members is available by either calling MFS at the telephone number listed on the back of the prospectus or visiting the MFS website at www.mfs.com.



                  The date of this Supplement is July 1, 2004.